U.S. SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported)          FEBRUARY 8, 2006
                                                  ------------------------------


                                   THERMODYNETICS, INC.
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             (Exact name of registrant as specified in its charter)

         DELAWARE                       0-10707                      06-1042505
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[State or other jurisdiction      (Commission File No.)        (I.R.S. Employer
of incorporation)                                           Identification  No.)


         651 DAY HILL ROAD, WINDSOR, CONNECTICUT                        06095
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         (Address of principal executive offices)                     (Zip Code)

                                  860-683-2005
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                         (Registrant's telephone number)


                                      N/A
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         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2):

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01.  OTHER EVENTS.

Attached hereto as Exhibit 99.1 and incorporated by reference herein is an announcement with respect to the hiring of a Director of Engineering, as presented in a press release of February 8, 2006.



SECTION 9 - FINANCIAL STATEMENTS AND EXHIBITS

ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS.

            (c) Exhibits.

Exhibit
Number                 Description of Exhibits
---------- ---------------------------------------------------------------------
  99.1                 Press Release issued by the Company on February 8, 2006.



                                   SIGNATURES



         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.


(Registrant)
THERMODYNETICS, INC.



BY:  /S/ ROBERT I. LIEBERMAN
   -------------------------------------
      Robert I. Lieberman, Treasurer

Date: February 14, 2006